Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of OncoCyte Corporation (the “Company”) for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William Annett, Chief Executive Officer, and Mitchell Levine, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2019

/s/ William Annett
William Annett
Chief Executive Officer

/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer